UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 14, 2026
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001693368
CD 2017-CD3 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001258361
Citigroup Commercial Mortgage Securities Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541001
Citigroup Global Markets Realty Corp.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

New York	333-207132-10	38-4021846 38-4021847 38-7170532
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 816-5343
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

This Form 8-K/A amends the registrant’s Current Report on Form 8-K filed by the Registrant on October 14, 2026 (SEC Accession No. 0001888524-26-018532) (the “Original Form 8-K”).  The sole purpose of this amendment is to add a hyperlink to the  Acknowledgment of Replacement Special Servicer filed as Exhibit 20.1 to the Original Form 8-K.  Such exhibit was listed and included in the Original Form 8-K, but the hyperlink to such exhibit was inadvertently omitted.

Item 8.01 Other Events.

Reference is hereby made to the Pooling and Servicing Agreement (the “CD 2017-CD3 PSA”) dated as of February 1, 2017, relating to the CD 2017-CD3 Mortgage Trust (the “Issuing Entity”) (filed as Exhibit 4.1 to the registrant's Current Report on Form 8-K/A filed on March 6, 2017 under Commission File No. 333-207132-10). Capitalized terms used but not defined herein shall have the meanings assigned to them in the CD 2017-CD3 PSA.

The Mortgage Loan secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Prudential Plaza, an asset of the Issuing Entity, is being serviced pursuant to the pooling and servicing agreement (the “COMM 2015-CCRE26 PSA”), dated as of October 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Trimont LLC (as successor to Wells Fargo Bank, National Association), as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association (acting through Computershare Trust Company, National Association, as its agent), as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, which governs the issuance of the COMM 2015-CCRE26, Commercial Mortgage Pass-Through Certificates, Series 2015-CCRE26.  The COMM 2015-CCRE26 PSA was filed as Exhibit 4.4 to the Current Report on Form 8-K with respect to the Issuing Entity, filed on February 14, 2017 under Commission File No. 333-207132-10.

Effective as of October 14, 2026, the directing holder under the COMM 2015-CCRE26 PSA has terminated CWCapital Asset Management LLC as special servicer under the COMM 2015-CCRE26 PSA, and has appointed Torchlight Loan Services, LLC as successor special servicer under the COMM 2015-CCRE26 PSA.

A copy of the related Acknowledgment of Replacement Special Servicer, dated October 14, 2026, is attached hereto as Exhibit 20.1.

Item 9.01                             Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.                          Description

Exhibit 20.1                            Acknowledgment of Replacement Special Servicer, dated October 14, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson
Richard Simpson, President

Date:  October 15, 2026